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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2000





                             VISION TWENTY-ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





       FLORIDA                     0-22977                     59-3384581
----------------------       -------------------       -------------------------
   (State or other               (Commission                 (IRS Employer
   jurisdiction of               File Number)             Identification No.)
   incorporation)




            7360 BRYAN DAIRY ROAD
               LARGO, FLORIDA                                   33777
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(Address of principal executive offices)                      (Zip Code)





Registrant's Telephone Number, Including Area Code:  727-545-4300


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ITEM 5.  OTHER EVENTS.

         Waiver Letter. Vision Twenty-One, Inc., the Bank of Montreal, as Agent for the Banks and the Banks party to Vision Twenty-One's Amended and Restated Credit Agreement (the "Credit Agreement"), have executed additional waivers of certain provisions of its credit facility. Copies of the waiver letters are filed herewith as Exhibits 4.28, 4.29, 4.30, 4.31, 4.32 and 4.33 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISION TWENTY-ONE, INC.


                                    By:      /s/ Howard S. Hoffmann
                                       -----------------------------------------
                                             Howard S. Hoffmann
                                    Its:     Acting Chief Financial Officer

Dated: July 31, 2000


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            EXHIBIT
------            -------


4.14* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc., and the Bank of Montreal as Agent for a consortium of banks.(2)

4.15* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.16* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the
                  Banks party hereto and Bank of Montreal as Agent for the Banks.(3)

4.17* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks.(4)

4.18*             Waiver Letter dated October 14, 1999 to Amended and Restated
                  Credit Agreement dated as of July 1, 1998 by and among Vision
                  Twenty-One, Inc. the Banks Party thereto and Bank of Montreal as Agent.(5)

4.19*             Fourth Amendment and Waiver to the Amended and Restated Credit
                  Agreement dated as of November 12, 1999 by and among Vision
                  Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent. (6)

4.20*             Fifth Amendment to the Amended and Restated Credit Agreement
                  dated as of November 24, 1999 by and among Vision Twenty-One,
                  Inc. the Banks Party Thereto and Bank of Montreal as Agent.
                  (7)

4.21*             Sixth Amendment to the Amended and Restated Credit Agreement
                  dated as of December 3, 1999 by and among Vision Twenty-One,
                  Inc. the Banks Party Thereto and Bank of Montreal as Agent.
                  (7)

4.22*             Seventh Amendment to the Amended and Restated Credit Agreement
                  dated as of December 10, 1999 by and among Vision Twenty-One,
                  Inc. the Banks Party Thereto and Bank of Montreal as Agent.
                  (7)

4.23*             Waiver letter dated December 29, 1999 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.(8)

4.24*             Waiver letter dated February 29, 2000 to the Amended and
                  Restated Credit Agreement by and among Vision Twenty-One,
                  Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(a)

4.25*             Waiver letter dated March 24, 2000 to the Amended and Restated
                  Credit Agreement by and


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
                  among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(a)

4.26*             Waiver letter dated April 14, 2000 to the Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc., the
                  Banks who are a party thereto and Bank of Montreal as Agent.(a)

4.27*             Waiver letter dated May 5, 2000 to the Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc., the
                  Banks who are a party thereto and Bank of Montreal as Agent.(a)

4.28              Waiver letter dated May 19, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

4.29              Waiver letter dated June 1, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

4.30              Waiver letter dated June 9, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

4.31              Waiver letter dated June 16, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

4.32              Waiver letter dated June 29, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

4.33              Waiver letter dated July 21, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent.

                  (The Company is not filing any instrument with respect to long-term debt that does not exceed 10% of the total assets of the Company, and the Company agrees to furnish a copy of such instrument to the Commission upon request.)

10.59*            Credit Agreement dated as of January 30, 1998 among Vision
                  Twenty-One, Inc., the Banks Party Hereto and Bank of Montreal as Agent filed as Exhibit 4.13 to this Report and incorporated herein by reference.

10.60* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc. the Banks Party Hereto and Bank of Montreal as Agent, filed as Exhibit 4.14 to this Report and incorporated herein by reference.

10.61* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.15 to this Report and incorporated herein by reference.

10.62* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the
                  Banks party thereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.16 to this Report and incorporated herein by reference.

10.65* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks party hereto and Bank of Montreal as Agent for the Banks, filed as Exhibit 4.17 to this Report and incorporated herein by reference.

10.66*            Waiver letter dated October 14, 1999 to the Amended and
                  Restated Credit Agreement by and


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
                  among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent, filed as Exhbiit 4.18 to this report and incorporated herein by reference.

10.67*            Fourth Amendment and Waiver to the Amended and Restated Credit
                  Agreement dated as of November 12, 1999 by and among Vision
                  Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.19 to this report and incorporated herein by reference.

10.72* Fifth Amendment to the Amended and Restated Credit Agreement dated as of November 24, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.20 to this report and incorporated herein by reference.

10.73* Sixth Amendment to the Amended and Restated Credit Agreement dated as of December 3, 1999 by and among Vision Twenty-One, Inc. the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.21 to this report and incorporated herein by reference.

10.74* Seventh Amendment to the Amended and Restated Credit Agreement dated as of December 10, 1999 by and among Vision Twenty-One, Inc., the Banks Party Thereto and Bank of Montreal as Agent, filed as Exhibit 4.22 to this report and incorporated herein by reference.

10.75*            Waiver Letter dated December 29, 1999 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc., the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.23 to this report and incorporated herein by reference.

10.76*            Waiver letter dated February 29, 2000 to the Amended and
                  Restated Credit Agreement among Vision Twenty-One, Inc., the
                  Banks who are a party thereto and Bank of Montreal as Agent, filed s Exhibit 4.24 to this report and incorporated herein by reference.

10.77*            Waiver letter dated March 24, 2000 to the Amended and Restated
                  Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent, filed s
                  Exhibit 4.25 to this report and incorporated herein by reference.

10.82*            Waiver letter dated April 14, 2000 to the Amended and Restated
                  Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent, filed s
                  Exhibit 4.26 to this report and incorporated herein by reference.

10.83*            Waiver letter dated May 5, 2000 to the Amended and Restated
                  Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent, filed s
                  Exhibit 4.27 to this report and incorporated herein by reference.

10.84             Waiver letter dated May 19, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.28 to this report and incorporated herein by reference.

10.85             Waiver letter dated June 1, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.29 to this report and incorporated herein by reference.

10.86             Waiver letter dated June 9, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.30 to this report and incorporated herein by reference.

10.87             Waiver letter dated June 16, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit


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
                  4.31 to this report and incorporated herein by reference.

10.88             Waiver letter dated June 29, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.32 to this report and incorporated herein by reference.

10.89             Waiver letter dated July 21, 2000 to Amended and Restated
                  Credit Agreement by and among Vision Twenty-One, Inc. the
                  Banks Party Thereto and Bank of Montreal as Agent, filed as
                  Exhibit 4.33 to this report and incorporated herein by reference.

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*Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit Description and incorporated herein by reference.

         (1) Form 8-K filed February 10, 1998.
         (2) Form 8-K filed July 10, 1998.
         (3) Form 10-K filed June 18, 1999.
         (4) Form 8-K filed September 14, 1999.
         (5) Form 8-K filed October 25, 1999.
         (6) Form 10-Q filed November 15, 1999.
         (7) Form 8-K filed December 13, 1999.
         (8) Form 8-K filed January 10, 2000.
         (9) Form 10-K filed May 5, 2000.


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